Exhibit 10.1

SALE OF GOVERNMENT PROPERTY AMENDMENT OF INVITATION FOR BIDS/MODIFICATION OF CONTRACT 1. AMENDMENT TO INVITATION FOR BIDS NO.: 2. EFFECTIVE DATE PAGE 1 OF 3 PAGES SUPPLEMENTAL AGREEMENT NO.: 14 3. ISSUED BY DLA Disposition Services National Sales Office 74 North Washington Avenue Battle Creek, Ml 49017-3092 4. NAME AND ADDRESS WHERE BIDS ARE RECEIVED 5. AMENDMENT OF INVITATION FOR BIDS NO. (See Item 6) DATED MODIFICATION OF CONTRACT NO. (See Item 8) DATED 6. THIS BLOCK APPLIES ONLY TO AMENDMENTS OF INVITATIONS FOR BIDS The above numbered invitation for bids is amended as set forth in Item 9. Bidders must acknowledge receipt of this amendment unless indicated otherwise in item 11 prior to the hour and date specified in the invitation for bids, or as amended, by one of the following methods: (a) By signing and returning copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the bid submitted; or (c) By separate letter or telegram which includes a reference to the invitation for bids and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR BID. If by virtue of this amendment you desire to change a bid already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the invitation for bids and this amendment, and is received prior to the opening hour and date specified. 7. ACCOUNTING AND APPROPRIATION DATA (If required) 8. THIS APPLIES ONLY TO MODIFICATION OF CONTRACTS This Supplemental Agreement is entered into pursuant to authority of Contract # 99-4001-0004 9. DESCRIPTION OF AMENDMENT/MODIFICATION (Except as provided below all terms and conditions of the document referenced in Item 5 remain in full force and effect) Whereas Contract 99-4001-0004 was entered into on June 9, 2005 by and between the United States of America, hereinafter referred to as the GOVERNMENT, and LIQUIDITY SERVICES, INC,  hereinafter referred to as the CONTRACTOR, and DOD Surplus, whereas the contract  involved property as described in invitation for Bid (IFB) 99-4001. Contract performance is 7 years and three one year option periods. THE HOUR AND DATE FOR RECEIPT OF BIDS (LOCAL TIME) DATE IS NOT EXTENDED, IS EXTENDED UNTIL O'CLOCK M 10. BIDDER/PURCHASE NAME AND ADDRESS (Include ZIP Code) DOD Surplus LLC 15051 N. Kierland Blvd.,Third Floor Scottsdale, AZ 85254 11. BIDDER IS NOT REQUIRED TO SIGN THIS DOCUMENT PURCHASER IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ORIGINAL AND 0 COPIES TO THE ISSUING OFFICE 12. SIGNATURE FOR BIDDER/PURCHASER BY (Signature of person authorized to sign) 15. UNITED STATES OF AMERICA BY (Signature of Contracting Officer) 13. NAME AND TITLE OF SIGNER (Type or print) Timothy Daniel VP Operations 14. DATE SIGNED 8 Jun 2015 16. NAME OF CONTRACTING OFFICER (Type or print) Leohard Clyde 17. DATE SIGNED 8 Jun 2015 AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is usable STANDARD FORM 114D (REV. 1-94) Prescribed by GSA FPMR (41 CFR) 101-45.3.

CONTRACT NUMBER 99-4001-0004 Supplemental Agreement 14 Page 2 of 3 WHEREAS, Article Sixteen, Section 3 states in pertinent part that: (A) Calculate Contractor Net Worth Allocation. Purchaser shall calculate the amount of the "Contractor Net Worth Allocation" as Operating Net Worth multiplied by twenty percent (20.00%). (B) Calculate DRMS Net Worth Allocation. Purchaser shall calculate the amount of the "DRMS Net Worth Allocation" as Operating Net Worth multiplied by seventy-eight and twenty one-hundredths percent (78.20%). (C) Calculate KGP Net Worth Allocation. Purchaser shall calculate the amount of the "KGP Net Worth Allocation" as Operating Net Worth multiplied by one and eighty one-hundredths percent (1.80%). and, WHEREAS, the contract does not include a provision for the implementation of a replacement contract, which requires a minimum 3-4 months to complete. and, WHEREAS, the Government and Contractor have entered into a negotiated sale which includes a provision for the implementation of a replacement contract. and, WHEREAS, the contractor has determined the wind-up this contract with the negotiated contract being executed at the same time would be unmanageable. This is due to the fact that it would require two inventory tracking systems to segregate and report proceeds from property received before and after the commencement of the negotiated contract. Setting up another inventory tracking system would be time consuming and expensive. In addition, tracking indirect costs associated with processing two inventories would be onerous. This would also require the contractor to sell the property thru different lots which may not be optimal to maximize revenue. The separate inventory systems would require two unique weight tickets. and, WHEREAS, the contractor has formulated a payment plan for the remaining property referred under this contract, based on an inventory turnover rate that is equal to 51 days on average, that ensures KGP will receive appropriate distributions for this inventory. NOW, THEREFORE, it is mutually agreed between the parties hereto to this modification that Article Sixteen, Section 3 shall be changed effective with the June 2015 Monthly Distribution Statement as stated below: (A) Calculate Contractor Net Worth Allocation. Purchaser shall calculate the amount of the "Contractor Net Worth Allocation" as Operating Net Worth multiplied by thirty-five percent (35.00%). (B) Calculate DLA DISPOSITION SERVICES Net Worth Allocation. Purchaser shall calculate the amount of the "DLA DISPOSITION SERVICES Net Worth Allocation" as Operating Net Worth multiplied by sixty-five percent (65.00%).

CONTRACT NUMBER 99-4001-0004 Supplemental Agreement 14 Page 3 of 3 (C) Calculate KGP Net Worth Allocation. Purchaser shall, for the month of June 2015, deduct an amount from the Contractor Net Worth Allocation equal to 100% of 1.8% of the Operating Net Worth (amount available for distribution) and pay this amount to KGP. Purchaser shall, for the month of July 2015, deduct an amount from the Contractor Net Worth Allocation equal to 94% of 1.8% of the Operating Net Worth (amount available for distribution) and pay this amount to KGP. The July 2015 distribution is the final payment to KGP for property referred under this contract. WHEREAS, Article Twenty-One, Sections 1-5 provides instructions for the Wind-Up of the Purchaser. and, WHEREAS, the contractor will not be able to wind-up the contract with the negotiated contract being executed at the same time. NOW, THEREFORE, it is mutually agreed between the parties hereto to this modification that: Article Twenty-One shall be delayed until the end of the negotiated sale, Contract Number 15-5601-0001. OTHING FOLLOWS